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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report April 24, 2000


                              eLoyalty CORPORATION
             (Exact name of Registrant as specified in its charter)






          DELAWARE                   000-27975                    36-4304577
(State or other jurisdiction        (Commission                 (IRS Employer
      or incorporation)             File Number)             identification No.)



                           150 FIELD DRIVE, SUITE 250,
                           LAKE FOREST, ILLINOIS 60045
                    (Address of principal executive offices)



                                 (847) 582-7000
              (Registrant's telephone number, including area code)



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                              eLoyalty CORPORATION



                       CURRENT REPORT DATED APRIL 24, 2000



Item 5.  Other Events

         See attached Exhibit 99.1, press release announcing signing of letter of intent with regard to investment by Technology Crossover Ventures of $27 million in eLoyalty Corporation through the acquisition of 2 million newly issued common shares at a price of $13.50 per share.



Item 7.  Financial Statements and Exhibits



(c)    Exhibit Number    Exhibit

       99.1              Registrant's April 24, 2000 press release.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           eLoyalty CORPORATION



                                           /s/  Timothy J. Cunningham
                                           ---------------------------
                                           Timothy J. Cunningham
                                           Chief Financial Officer
Dated:   April 24, 2000